Exhibit 13.2
CERTIFICATION OF HARRY KIRSCH, CHIEF FINANCIAL OFFICER OF NOVARTIS AG PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Novartis AG (the “Company”) on Form 20-F for the period ending December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:
1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ HARRY KIRSCH
Name: Harry Kirsch
Title: Chief Financial Officer
Date: January 29, 2020